EXHIBIT 10.9 – Land Contract

LAND CONTRACT

THIS CONTRACT, made the____Day  day  of_________Month,  20__YR,  between __________________________________Seller, a ___________________________  ________State of incorporation and company type, of _________________________________________________Address, hereinafter referred to as the "Seller" and ___________________________________________Purchaser, a _______________Marital Status, of _________________________________________________Purchasers Address, hereinafter referred to as the "Purchaser",

WITNESSETH: That in consideration of the mutual covenants to be performed between the respective parties hereto as hereinafter expressed and the sum of _______________________________________Dollars  in words  Dollars  ($_________dollars in digits) to be duly paid by the Purchaser to the Seller, as hereinafter specified, it is agreed between the parties hereto as follows:

1.

The Seller hereby sells and agrees to convey unto Purchaser all that certain piece or parcel of land situated in the ______________City of X, _____________County of, and State of ____________State, and described as follows, to-wit:

______________________________________________________________________________Legal description

__________________________________________________________________________

__________________________________________________________________________

Together with all tenements, hereditaments, improvements and appurtenances, including all built-in appliances, lighting fixtures, plumbing and plumbing fixtures, heating fixtures, electrical and electrical fixtures (including ceiling fans), radio and/or television antenna with any mechanical devices, shades, awnings, shutters, window blinds, storm windows and doors, curtain and drapery rods, hard-wired or screwed on smoke and/or carbon monoxide detectors, all floor coverings (except area rugs), fireplace glass doors and/or fireplace screens, mechanical door opener and controls, water softener (unless rented), plantings, trees, in-ground or above-ground pools, equipment and accessories; invisible fence, equipment and accessories; installed basketball backboards and related equipment; installed outdoor grills, fences, mailboxes, sheds, if any; all gas, oil, and mineral rights owned by Seller. Title to any gas, oil or mineral rights are not warranted by the Seller. Subject to all recorded easements, conditions, encumbrances and limitations and to all applicable building and use restrictions, zoning laws and ordinances, if any, affecting the premises.

2.

Purchaser hereby purchases said premises of the Seller and agrees to pay the Seller there for the sum of _______________________________________dollars in words Total purchase Price Dollars ($_________________dollars in digits) in manner following: _______________________________________dollars in words Down Payment Dollars dollars in digits($_________________)  on  delivery of  this  contract,  the  receipt  whereof  is  hereby confessed  and

Exhibit 10.9 – Pg. 1

acknowledged  by said  Seller,  and  the  remaining remainder____________________________________after down payment_______ Dollars ($ dollars in digits ), the sum which is secured by this contract, together with interest on the whole sum that shall be from time to time unpaid at the rate of nine and ____/10ths  percent  (_____%),  per  annum,  payable  as  follows:

A.

________________________________Payment Dollars ($_________) or more on the 1st day of ____________, 20__YR, and the 1st day of each and every month thereafter until the said principal and interest shall be fully paid, interest to be figured monthly and deducted from the payment and balance of payment to be applied on the principal.

B.

Purchaser shall have the right to pay larger installments than above provided for and to pay the whole or any part of the balance remaining unpaid on this contract at any time before the same, by the terms hereof, becomes due and payable.

C.

If the monthly payments under this contract are not made within five (5) days of the date due as stated in paragraph A above, a penalty of Fifty Dollars ($50.00) shall be charged to Purchaser and added to Purchaser's payment.

3.

Purchaser shall pay monthly in addition to the monthly payments hereinbefore stipulated the sum ___________________________ Dollars ($_____________Dollars in Digits), which is an estimate of the monthly cost of the taxes and assessments and insurance for said premises. The Seller shall pay for the Purchaser's account, the taxes and assessments and insurance premiums when due and before any penalty attaches, and submit receipts therefor to the Purchaser upon demand. The amount of the estimated monthly payment, under this paragraph, may be adjusted from time to time so that the amount received shall approximate the total sum required annually for taxes and assessments and insurance. This adjustment shall be made on demand of either of the parties and any deficiencies shall be paid by the Purchaser upon the Seller's demand.

In case of damage as a result of which said insurance proceeds are available, the Purchaser may, within thirty (30) days of said loss or damage, give to the Seller written notice of Purchaser's election to repair or rebuild the damaged parts of the premises, in which event said insurance proceeds shall be used for such purpose. The balance of said proceeds, if any, which remain after completion of said repairing or rebuilding, or all of said insurance proceeds if the Purchaser elects not to repair or rebuild, shall be applied first toward the satisfaction of any existing defaults under the terms of this contract, and then as a prepayment upon the principal balance owing, and without penalty, notwithstanding other terms of paragraph 2 to the contrary. No such prepayment shall defer the time for payment of any remaining payments required by said contract. Any surplus of said proceeds in excess of the balance owing hereon shall be paid to the Purchaser.

4.

Seller  and Purchaser  agree  that there  shall be  no proration  of taxes.

Exhibit 10.9 – Pg. 2

5.

Should default be made by the Purchaser in any of the provisions hereof, the Seller may immediately after such default declare this contract void and forfeited, and the said buildings, improvements and all payments made on this contract shall be forfeited to the Seller as rental for the use of the premises and as stipulated damages for failure to perform this contract and the Seller shall be entitled to immediate peaceable possession of said premises without notice and remove the Purchaser and all persons claiming under him there from, and the Seller may, without notice to the Purchaser, declare all money remaining unpaid under this contract forthwith due and payable, notwithstanding that the period before limited for the payment of the said balance may not then have expired, and the Seller may thereafter enforce his rights under this contract in law or in equity, or may take summary proceedings to forfeit the interest of Purchaser or may enforce said contract in any other manner now or hereafter provided. In addition to any other remedy, Seller, on default being made, may consider Purchaser as a tenant holding over without permission and remove Purchaser from said premises according to the law in such case made and provided. Purchaser shall further be responsible for all costs, including attorney fees, incurred by the Seller in the event Seller declares default and is required to enforce the terms of this Land Contract.

6.

All buildings, trees or other improvements now on said premises, or hereafter made or placed thereon, shall be a part of the security for the performance of this contract and may not be removed there from, unless Seller's written consent is obtained prior to such removal. Purchaser shall not commit, or suffer any other person to commit, any waste or damage to said premises or the appurtenances and shall keep the said premises and all improvements in as good condition as they are now. No hazardous materials (such as oil or gasoline) shall be used or stored on or under the premises except in quantities for residential use and purposes, and then only in accordance with all applicable local, state and federal regulations.

7.

If the Purchaser shall, in the time and manner above specified, make all of the payments provided for, and shall observe and perform all the conditions and agreements herein made, the Seller shall thereupon, by good and sufficient warranty deed, convey the said premises to the Purchaser on the conditions herein agreed upon.

8.

Possession of said premises may be taken by said Purchaser immediately after closing and retained for so long as no default is made by said Purchaser in any of the terms or conditions hereof

Exhibit 10.9 – Pg. 3

9.

Purchaser may sell, transfer or assign or contract to sell, transfer or assign all or any portion of Purchaser's interest in said premises subject to the provisions provided herein; provided that if all or any part of said premises, or any interest therein, is sold, transferred or assigned by Purchaser without Seller's prior written consent, Seller may, at its election, declare all sums owing on this contract to be immediately due and payable, notwithstanding anything contained herein to the contrary. Failure of Seller to elect as provided above shall not constitute a waiver of Seller's election. In the event Seller elects to accelerate, Seller shall mail to Purchaser notice of acceleration and such notice shall provide a period of not less than thirty (30) days from the date of mailing such notice within which Purchaser may pay the sums declared due. If Purchaser fails to pay such sums prior to the expiration of such period, Seller may, without further notice or demand, invoke the remedies provided by paragraph 5 hereof.

10.

The Seller reserves the right to convey Seller's interest in the above described land and Seller's conveyance hereof shall not be a cause for rescission.

11.

The Seller may, during the lifetime of this contract, place a mortgage on the premises above described, which shall be a lien on the premises, superior to the rights of the Purchaser herein, or may continue and renew any existing mortgage thereon, provided that the aggregate amount due on all outstanding mortgages shall not at any time be greater than the unpaid balance of the contract, and provided that the aggregate payments of principal and interest, whether periodic or final, required in any one month in such new or renewal mortgage shall not exceed those named in this contract; nor shall said new or renewal mortgage restrict the time of payments thereon to a date later than is provided for similar payments in this contract. To secure the priority of lien granted to a new or renewal mortgage as provided for in this paragraph, written notice shall be given to the Purchaser within fifteen (15) days of the execution of all such new mortgages and renewals containing the name and address of the mortgagee, the rate of interest of such mortgage, the amount and due date of payments and maturity of principal.

12.

Purchaser agrees and acknowledges that the obligations of Purchaser as stated in this Land Contract are cross-collateralized with Purchaser's obligations under a Promissory Note of this same date through which Purchaser has promised to pay to Seller the sum of ___________________________________ Amount of Land Contract Assistance, if any Dollars ($______________Dollars in Digits). Default under the terms of this Land Contract shall constitute a default under the terms of Purchaser's Note obligations and, likewise, default under the terms of the Note obligation shall constitute default under the terms of this Land Contract.

13.

Purchaser agrees and acknowledges that sale of the premises is under "AS IS" condition, with no warranties made on behalf of the Seller, either express or implied. Purchaser further acquires the property subject to all zoning or use restrictions of record.

Exhibit 10.9 – Pg. 4

14.

If more than one joins in the execution hereof as Seller or Purchaser, or either be of the feminine sex, or a corporation, the pronouns and relative words herein used shall be read as if written in plural, feminine or neuter respectively.

15.

It is expressly understood and agreed by the parties hereto that time shall be deemed as of the very essence of this contract and all stipulations and agreements herein contained shall apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

16.

This land contract and the conveyance to be made in fulfillment hereof are made subject to all building restrictions, easements and reservations in the chain of title, or of record, or which would show on examination of the premises.

THE PURCHASER HEREBY CERTIFIES THAT PURCHASER HAS READ AND UNDERSTANDS THE DEFAULT PROVISIONS CONTAINED IN PARAGRAPH 5 ABOVE AND SELLER'S REMEDIES IN THE EVENT OF DEFAULT WHICH ENTITLE SELLER TO FORFEITURE OR FORECLOSURE OF THIS CONTRACT WITH OR WITHOUT COURT PROCEEDINGS.

Exhibit 10.9 – Pg. 5

The parties hereto have hereunto set their hands and seals the day and year first above written.

Seller Name

Seller

By:

signer name	signer title
Name	title

Acknowledged before me in
on	, 2010, by

Name	status/sex

Notary Public,

My Commission Expires:

Acting in

(signature)

Purchaser Name
(name) Purchaser

Acknowledged before me in
on	, 2010, by

Name	status/sex

Notary Public,

My Commission Expires:

Acting in

Exhibit 10.9 – Pg. 6

MEMORANDUM OF LAND CONTRACT

This Memorandum of Land Contract entered into on the________day day of_____________month, 20___yr, between __________________________________seller, a_________________________status and sex, of _________________________________________________sellers address, hereinafter referred to as the "Seller" and ___________________________________________purchaser, a _______________status and sex, of _________________________________________________address of purchaser, hereinafter referred to as the "Purchaser",

WITNESSETH: The Purchaser and Seller have entered into a Land Contract of even date herewith and they desire to enter into this Memorandum of Land Contract to give record notice of the existence of said Land Contract. In consideration of the premises and other good and valuable consideration, the Seller acknowledges and agrees that the property described below was sold to the Purchaser on Land Contract of even date:

All that certain piece or parcel of parcel of land situated in the ________________________city/township, ___________county, and State of __________state, and described as follows, to-wit:

______________________________________________________________________________Legal description

__________________________________________________________________________

__________________________________________________________________________

The purpose of this Memorandum of Land Contract is to give record notice of the existence of the aforesaid Land Contract.

Exhibit 10.9 – Pg. 7

The parties hereto have hereunto set their hands and seals the day and year first above written.

Seller Name

Seller

By:

signer name	signer title
Name	title

Acknowledged before me in
on	, 2010, by

Name	status/sex

Notary Public,

My Commission Expires:

Acting in

(signature)

Purchaser Name
(name) Purchaser

Acknowledged before me in
on	, 2010, by

Name	status/sex

Notary Public,

My Commission Expires:

Acting in

Exhibit 10.9 – Pg. 8